LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT	12 Months Ended
Dec. 31, 2023
LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT
8.	LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

The Company has two lenders financing its fleet of twenty Suezmax tankers; (1) the 2019 Senior Secured Credit Facility, including the $30 million Accordion Loan, secured by fourteen vessels built prior to 2017, and (2) the Financing of 2018-built vessels that is related to the three vessels built in 2018, the Financing of 2022-built vessels that is related to the two vessels built in 2022 and the Financing of Nordic Hawk that is related to the 2016-built vessel, Nordic Hawk, delivered to the Company in 2023.

2019 Senior Secured Credit Facility and $30 million Accordion Loan:

On February 12, 2019, the Company entered into a new five-year senior secured credit facility for $306.1 million (the “2019 Senior Secured Credit Facility”). Borrowings under the 2019 Senior Secured Credit Facility are secured by first priority mortgages over fourteen vessels built in the period from 2003 to 2017 and assignments of earnings and insurance. The loan is amortizing with a twenty-year maturity profile, carries a floating interest rate and matures in February 2025. The loan had an original maturity date in February 2024. In 2023, the Company has signed amendments to the borrowing agreement extending the maturity date to February 2025, revised the required minimum liquidity covenant from $30.0 million to $20.0 million, negotiated a reduced interest rate for the remaining balance of the portion of the loan that was paid out in 2019 and replaced the LIBOR interest rate element in the agreement with the Federal Funds Rate. Further, the agreement contains an excess cash mechanism that equals 50% of the net earnings from the collateral vessels, less capex provision and fixed loan amortization. Net proceeds obtained from sale of a vessel used as security are at the lender’s discretion subject to repayment of the outstanding loan balance. The agreement contains covenants that require a minimum liquidity of $20.0 million and a loan-to-vessel value ratio of maximum 70%.

On December 16, 2020, the Company entered into a new loan agreement for the borrowing of $30.0 million (the “$30 million Accordion Loan”). The loan is considered an accordion loan to the 2019 Senior Secured Credit Facility loan agreement and has the same amortization profile, carries a floating interest rate and matures in February 2025. Modifications made to the loan agreement in 2023 are discussed in the paragraph above. Excess cash flow payments as described above are applied to the balance of the 2019 Senior Secured Credit Facility before being applied to the $30 million Accordion Loan. The security of the loan is attached to the security of the 2019 Senior Secured Credit Facility and has equal priority, the same financial covenants and repayment clauses.

The Company has repaid $44.6 million of the facility in the twelve months ended December 31, 2023 and as of December 31, 2023 and December 31, 2022, the Company had $84.6 million and $129.2 million drawn under its 2019 Senior Secured Credit Facility, respectively.

As of December 31, 2023, the Company has presented $11.7 million, net of deferred financing cost of $0.4 million, under Current Portion of Long-Term Debt. As of December 31, 2022, the Company presented $25.8 million, net of deferred financing cost of $1.5 million, as Current Portion of Long-Term Debt that included $15.2 million in an additional payment related to the excess cash flow mechanism that was paid in February 2023. The Excess Cash Flow payment generated from the earnings in the fourth quarter of 2023 has been waived by the lender and the Company applied this cash to the acquisition of the 2016-built vessel, Nordic Hawk, that was delivered to us in December 2024.

Subsequent to December 31, 2023, the Company has repaid in total $3.0 million, and the total outstanding balances as of the date of this report is $81.6 million.

Financing of 2018-built Vessels

The Company has three vessels that were built and delivered in 2018. Under the terms of the financing agreement, the lender provided financing of 77.5% of the purchase price for each of the three vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements and has the option to purchase the vessels after sixty and eighty-four months. The purchase options have to be declared six months in advance of the anniversaries for each vessel. The options related to the sixty-month anniversaries expired in 2023 and the next anniversaries are in 2025. In 2023, the Company has agreed a replacement of the original LIBOR element with a term Secured Overnight Financing Rate (“SOFR”), plus a Credit Adjustment Spread (“CAS”) of 26 basis points and as of December 31, 2023, the financing agreements include interest charges composed of a floating term SOFR element that is subject to annual  adjustment, plus a margin of 4.52% and a credit adjustment spread of 0.25%. The Company has incurred $2.3 million in financing cost, which is amortized over the term of the financing arrangement and presented net of the outstanding loan balance. The financing agreement contains certain financial covenants requiring us on a consolidated basis to maintain a minimum value adjusted equity of $175.0 million and ratio of 25%, minimum liquidity of $20.0 million; and a minimum vessel value to outstanding lease clause.

The outstanding amounts under this financing arrangement were $87.2 million and $96.0 million as of December 31, 2023 and 2022, respectively, where $8.9 million and $8.5 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of 2022-built Vessels

The two vessels, Nordic Harrier and Nordic Hunter, were delivered from Samsung shipyard in 2022. Under the terms of the financing agreement, the lender provided financing of  80.0% of the purchase price for each of the two vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase the vessels for $16.5 million for each vessel upon the completion of the ten-year bareboat charter agreements and has the option to purchase the vessels after sixty and eighty-four months. In 2023, the Company has agreed a replacement of the original LIBOR element with a term Secured Overnight Financing Rate (“SOFR”), plus a Credit Adjustment Spread (“CAS”) of 26 basis points and as of December 31, 2023, the financing agreements include interest charges composed of a floating term SOFR element that is subject to quarterly adjustment, plus a margin of 4.50% and a credit adjustment spread of 0.26%. The financing agreements contain certain financial covenants requiring the Company on a consolidated basis to maintain a minimum liquidity of $20.0 million and a minimum vessel value to outstanding lease clause.

The outstanding amounts under this financing arrangement were $79.4 million and $84.9 million as of December 31, 2023 and 2022, respectively, where $5.4 million and $5.4 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of Nordic Hawk

The 2016-built vessel, Nordic Hawk, was delivered to the Company in December 2023. Under the terms of the financing agreement, the lender provided financing of 75.0% of the purchase price. Upon delivery of the vessel, the Company entered into an eight-year bareboat charter agreement. The Company has an obligation to purchase the vessel for $5.9 million upon the completion of the eight-year bareboat charter agreement and has the option to purchase the vessel after sixty and eighty-four months. The financing agreement has an interest rate as of December 31, 2023, composed of a floating term SOFR element subject to quarterly adjustments and a margin of 4.76%. The financing agreement contains certain financial covenants requiring the Company on a consolidated basis to maintain a minimum liquidity of $20.0 million and a minimum vessel value to outstanding lease clause.

The outstanding amounts under this financing arrangement were $53.5 million and $nil as of December 31, 2023, and 2022, respectively, where $5.9 million and $nil, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

As of December 31, 2023, the aggregate annual principal payments required to be made under the Company’s outstanding debt facilities are as follows:

Debt repayments in $’000s*	Total	2024	2025	2026	2027	2028	More than 5 years
2019 Senior Secured Credit Facility including the $30 mill Accordion Loan	84,640	12,079	72,561	-	-	-	-
Financing of 2018-built Vessels	87,239	9,138	9,534	9,974	10,434	48,159	-
Financing of 2022-built Vessels	79,351	5,515	5,500	5,500	5,500	5,515	51,521
Financing of Nordic Hawk	53,540	6,016	6,016	6,000	6,000	6,016	23,492
Total	304,770	32,748	93,611	21,474	21,934	56,690	75,313

The table above includes contractual repayments for the 2019 Senior Secured Credit Facility and the excess cash flow mechanism could result in higher loan repayments than indicated above if the Company generates excess cash from operations.

The Company monitors compliance with financial covenants on a regular basis and as at December 31, 2023, the Company was in compliance with the financial covenants in its debt facilities. The financial minimum liquidity covenant has historically been the most sensitive covenant. As of December 31, 2023, the cash balance of the Company was $31.1 million.

On a regular basis, the Company performs cash flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under its existing and future financing agreements. In developing estimates of future cash flows, the Company makes assumptions about the vessels’ future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations.

The Company prepares cash flow projections for different scenarios and a key input factor to the cash flow projections is the estimated freight rates. The Company applies an average of several broker estimates in combination with own estimates for the coming 12-months’ period. The average freight rates achieved in 2023 have been strong compared to the historical long-term average freight rates achieved by the Company. As such, the Company has generated significant positive cash flows from operations that could be used for dividends, investments, or repayment of outstanding loan balances. The 2019 Senior Secured Credit Facility matures in February 2025 and the remaining loan balance at maturity will have to be repaid from cash generated from operations in the preceding period, refinanced with a new loan or a further extension of the revised maturity date with the lenders. In the first quarter of 2024, the Company has repaid $3.0 million on the facility and the loan-to-value ratio for the 2019 Senior Secured Credit Facility and the fourteen vessels used as collateral for the loan, is well below 15%, based on an outstanding balance of $81.6 million as of the date of this report.

The Suezmax freight rates in the first quarter of 2024 has continued to generate significant positive earnings and the Company expects that additional loan repayments can be made during 2024 due to the excess cash flow mechanism included in the 2019 Senior Secured Credit Facility. The low loan-to-value ratio for the 2019 Senior Secured Credit Facility has allowed for the excess cash flow payments to be waived in certain quarters during 2023 that contributed to increased dividends and to apply excess liquidity as equity in the acquisition of the 2016-built vessel, Nordic Hawk, that was delivered to the Company in December 2023.

Given the current conditions of the Suezmax tanker market, which the Company and external market sources expect to continue at least until maturity of the 2019 Senior Secured Credit facility and the $30 million Accordion Loan in February 2025 and considering various reasonable sensitivities, the Company expects that it could be able to repay the debt with cash flows from operations. The ability to repay the loan balance in full upon maturity with cash flows generated from operations is also impacted by the size of dividends expected to be declared in the period. In the event there is shortfall, the Company considers that it has financial flexibility through utilization of the existing ATM program, sale of vessels or through extensions or refinancings.